Exhibit 10.6

Amendment # 3 to the Sublease Agreement

THIS 3rd AMENDMENT TO THE SUBLEASE AGREEMENT (hereinafter referred to as “Amendment”) is made and entered into effective August 1, 2024 (the “Amendment Effective Date”), by and between RxSight, Inc., a Delaware corporation (“RxSight”), and Compass Bible Church (“Sublessee”, and together with RxSight, the “Parties”).

WHEREAS, the Parties entered into that certain Sublease Agreement dated effective as of April 4, 2022, as amended from time to time (the “Agreement”), and

WHEREAS, the Parties desire to amend the Agreement in the manner reflected herein, and

WHEREAS, the Parties to the Agreement have approved this Amendment in the manner reflected herein,

NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows:

a.
The term of the Agreement shall end on August 31, 2024 (“Expiration Date”).
b.
Sublessee shall pay rent for the entire month of August 2024.
c.
Sublessee may vacate the Premises and terminate the Agreement prior to the Expiration Date so long as it is mutually agreed to by the Parties. Upon mutual agreement of an early termination, RxSight agrees to prorate the rent for August through the final date of Sublessee’s occupancy and return any rental difference for the month of August.
2)
This Amendment may be executed in one or more facsimile, electronic, or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.
3)
All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the Amendment Effective Date, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement effective as of the Amendment Effective Date.

RxSight, Inc.		Compass Bible Church

By:	/s/Shelley Thunen	By:	/s/ Rick Talcott
Name:	Shelley Thunen		Rick Talcott
Title:	Chief Financial Officer	Title:	CFO
Date:	8/1/2024	Date:	8/1/2024